UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

SMARTHEAT INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Ren-Min Road Da-Chai Dan Town Xai Xi County, Qing Hai Province	8100000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 097-782-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAT	Grey

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 29, 2019, Smartheat Inc. (the “Company”) was informed by MJF & Associates (“MJF”) of the departure of the audit partners formerly assigned to the Company and that, as such, MJF was terminating its relationship and resigning as the Company’s independent registered principal accounting firm, effective May 31, 2019. On June 6, 2019, MJF & Associates, APC (“MJF”) notified the Securities and Exchange Commission that MJF resigned as the independent public accountants for the Company effective on May 31, 2019.

MJF served as the auditors of the Company’s consolidated financial statements for the period from December 31, 2014 through December 31, 2018, subject to the discussion below. On June 23, 2019, the Company management subsequently inquired of MJF if it would consider being reinstated as the Company’s independent registered public accounting firm and to complete the audit of the Company’s consolidated financial statements for the year ended December 31, 2018 until on or about July 15, 2019 at which time they would resign as the Company’s independent registered public accounting firm.

The reports of MJF on the Company’s consolidated financial statements for the Company’s year from December 31, 2014 to December 31, 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified, audit scope or accounting principle, except that there was an emphasis of matter paragraph relating to going concern uncertainty and a note to the consolidated financial statements describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern for the years ended December 31, 2014 through December 31, 2017.

From January 12, 2015 through May 31, 2019, the period during which the MJF was engaged as the Company’s independent registered public accounting firm, there were no disagreements with MJF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MJF, would have caused MJF to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided the MJF with a copy of the foregoing disclosure and requested that the MJF furnish the Company with a letter (the “Consent Letter”) addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. MJF has issued the Consent Letter which is attached herein as Exhibit 16.3.

On July 2, 2019, the Board of Directors of the Company engaged MJF as the Company's independent registered public accounting firm for the year ended December 31, 2018, subject to the condition that the audit be completed and that the 10-K for such period be filed with the SEC on or about July 15, 2019.

As previously stated MJF was the independent public account for the Company for the period from January 12, 2015 through May 31, 2019 and as such the information required by Item 304(a)(2) of Regulation S-K do not apply.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description
16.02	Form of MJF & Associates, APC letter to the Securities and Exchange Commission, dated June 6, 2019
16.3	MJF & Associates Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date:	July 5, 2019	By:	/s/ Jimin Zhang
		Name:	Mr. Jimin Zhang
		Title:	Chief Executive Officer